Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 23, 2013
to the
PMC Core Fixed Income Fund
PMC Diversified Equity Fund
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 28, 2012

This supplement amends the Prospectus, Summary Prospectus and SAI of the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”) dated December 28, 2012, as previously supplemented.

This supplement makes the following amendments to disclosures in the Prospectus, Summary Prospectus and SAI dated December 28, 2012.  Effective immediately, Mr. Edwin Denson is no longer a portfolio manager for William Blair & Company, L.L.C. (“William Blair”), a sub-adviser to the Funds.

Accordingly, all references to Mr. Denson in the Prospectus and Statement of Additional Information are hereby removed.

Brian Singer and Thomas Clarke continue to serve as portfolio managers for the segment of the Funds’ investment portfolios sub-advised by William Blair.

At a meeting of the Board of Trustees of Trust for Professional Managers (the “Board”) held on August 23, 2013, the Board approved material amendments to the Investment Sub-Advisory Agreement between William Blair and Envestnet Asset Management, Inc., the Funds’ investment adviser, with respect to the Funds.  The amendments to the Investment Sub-Advisory Agreement were made for the purpose of delegating responsibilities for trading and proxy voting to William Blair, and were made in accordance with an exemptive order granted to the Funds by the Securities and Exchange Commission effective as of September 26, 2007.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI